UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2015

COMMERCE UNION BANCSHARES, INC
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-37391

Tennessee (State or Other Jurisdiction of Incorporation)	37-1641316 (I.R.S. Employer Identification No.)

1736 Carothers Parkway, Suite 100, Brentwood, TN 37027
(Address of principal executive offices)

(615) 384-3357
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events

On November 19, 2015, the Board of Directors of Commerce Union Bancshares, Inc. declared a $0.20 per share cash dividend.  The dividend is payable on January 22, 2016, to shareholders of record as of the close of business on January 8, 2016. A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 9.01.        Financial Statements and Exhibits.

         (d)       Exhibits.

                     99.1     Press Release issued by Commerce Union Bancshares, Inc., dated November 20, 2015.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.
(Registrant)

Date: November 20, 2015	By:	/s/	William R. DeBerry
William R. DeBerry
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Copy of press release issued by Commerce Union Bancshares, Inc. on November 20, 2015.